EXHIBIT A

                              Agreement of Joint Filing

          Each of the undersigned hereby agrees that they are filing jointly pursuant to Rule 13d-1(f)(1) of the Securities Exchange Act of 1934, as amended, the Statement dated May 10, 1999, containing the information required by Schedule 13G, for the shares of Common Stock of Ocular Sciences, Inc. which are held of record by Galen Partners, L.P., Galen Partners International, L.P., Galen Associates and William R. Grant and beneficially owned by the undersigned.

          Each of the undersigned hereby expressly disclaims beneficial ownership of any of such shares as to which he or it does not have an actual pecuniary interest.

          DATED:  May 12, 1999


                                        GALEN PARTNERS, L.P.

                                        By:  BGW PARTNERS, L.P.
                                             General Partner

                                             By:  /s/ Bruce F. Wesson
                                                  -------------------------

                                             Name:   Bruce F. Wesson

                                             Title:  General Partner


                                        GALEN PARTNERS INTERNATIONAL, L.P.

                                        By:  BGW PARTNERS, L.P.
                                             General Partner

                                        By: /s/ Bruce F. Wesson
                                            -------------------------------

                                        Name:   Bruce F. Wesson

                                        Title:  General Partner


                              Page 13 of 14 pages

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                                        GALEN ASSOCIATES

                                        By:  WESSON ENTERPRISES, INC.
                                             General Partner

                                        By: /s/ Bruce F. Wesson
                                            -------------------------------

                                        Name:   Bruce F. Wesson

                                        Title:  President


                                            /s/ William R. Grant
                                        -----------------------------------
                                                William R. Grant


                              Page 14 of 14 pages